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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      August 15, 1997

                           ADVANCED ENERGY INDUSTRIES, INC.
                           --------------------------------
                  (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-26966                 84-0846841
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(State or other jurisdiction of    (Commission File           (IRS Employer
       incorporation)                   Number)            Identification No.)





          1625 Sharp Point Drive, Fort Collins, Colorado             80525
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              (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code   (970)221-4670
                                                  ---------------



                                         N/A
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            (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 15, 1997, Advanced Energy Industries, Inc. (the "Company") acquired Tower Electronics, Inc. ("Tower"), pursuant to a Share Purchase Agreement dated as of August 11, 1997, among the Company, Roger C. Hertel, an individual and the former sole shareholder of Tower ("Seller"), and Tower. Tower designs and manufactures custom, high performance switchmode power supplies that are used principally in the telecommunications, medical and non-impact printing industries. Tower's principal customers include U.S. Robotics, a subsidiary of 3Com Corporation, VideoJet Systems International, Inc., Medtronic and Intermedics. Tower had revenues of $13.4 million for its fiscal year ended September 30, 1996. The purchase price consisted of $14.5 million in cash and a promissory note to Seller in the original principal amount of $1.5 million, which were delivered by the Company at closing, and an earn out provision, pursuant to which Seller will be entitled to additional consideration for his shares if Tower's sales achieve certain levels in 1998. The promissory note matures in August 1998 and is non-interest bearing. $12 million of the cash payment made at closing was funded by a term loan from Silicon Valley Bank and Bank of Hawaii, pursuant to a Loan and Security Agreement dated August 15, 1997. The acquisition will be accounted for using the purchase method of accounting.

     The Company intends to continue Tower's manufacturing operations out of Tower's existing facilities, which consist of approximately 21,000 square feet of leased space in Fridley, Minnesota. The Company also has retained all of Tower's approximately 95 full-time and approximately 25 temporary employees.

ITEM 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

    It is impracticable for the Registrant to provide the required financial statements in this Current Report on Form 8-K. Such information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.


    (b)  PRO FORMA FINANCIAL INFORMATION.

    It is impracticable for the Registrant to provide the required pro forma financial information in this Current Report on Form 8-K. Such pro forma information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

    (c)  EXHIBITS.

              2.1 Share Purchase Agreement, dated as of August 11, 1997, by and among the Company, Roger C. Hertel and Tower Electronics, Inc.


                                         -2-
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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADVANCED ENERGY INDUSTRIES, INC.



Dated:  August 19, 1997           By: /s/ Richard P. Beck
                                     ----------------------------------
                                     Richard P. Beck
                                     Vice President and Chief Financial Officer